Exhibit 10.1

FIRST AMENDMENT TO THE

DIGITAL GENERATION, INC. 2011 INCENTIVE AWARD PLAN

THIS FIRST AMENDMENT TO THE DIGITAL GENERATION, INC. 2011 INCENTIVE AWARD PLAN (this “Amendment”), dated as of January 24, 2013, is made and adopted by DIGITAL GENERATION, INC., a Delaware corporation (the “Company”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Digital Generation, Inc. 2011 Incentive Award Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 13.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment effective as of the date first set forth above.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.                                      Section 2.11(b) of the Plan is hereby amended to read in its entirety as follows:

(b) the majority of the Board is composed of members who either (i) have served less than 12 months, and were not approved by a majority of the Board at the time of their election or appointment, and/or (ii) were nominated by the Board, or otherwise appointed or elected by or to the Board, pursuant to or in connection with an agreement or understanding to forestall or settle (or otherwise not pursue) a proxy contest or one or more stockholder proposals to amend (or otherwise relating to) the Company’s bylaws, certificate of incorporation or other documents or policies addressing the governance of the Company or rights of Company stockholders.

2.                                      This Amendment shall be and is hereby incorporated in and forms a part of the Plan.  All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.  The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on January 24, 2013.

By:	/s/ Sean N. Markowitz
Name:	Sean N. Markowitz
Title:	Secretary